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June 26, 1998

Dear Strategic Group Variable Universal Life Policyowner:

The information below supplements Massachusetts Mutual Life Insurance Company's Strategic Group Variable Universal Life Prospectus dated May 1, 1998. Please place this supplement with your Prospectus, and retain it for future reference.


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                    STRATEGIC GROUP VARIABLE UNIVERSAL LIFE
                        Supplement dated June 26, 1998
                      to the Prospectus dated May 1, 1998

The Strategic Group Variable Universal Life Prospectus is amended as follows:

1. The following paragraph is added after the last sentence in the first paragraph of the "Commissions Schedule" provision on page 34:

      If a selling broker, agent or General Agent produces $1,000,000 of excess premium from the sale of a Strategic Group Variable Universal Life Insurance Policy during any calendar year, MassMutual will pay that selling broker, agent or General Agent additional compensation equal to 1% of the excess premium received during that calendar year in which the production goal was met. Excess premium is defined as premium received in excess of the Policy's Modal Term Premium.

June 26, 1998